UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Prudential Financial, Inc. (the “Company”) has announced that Vice Chairman, Mark B. Grier, who since April 2007 has had primary responsibility for the Company’s international businesses and who as previously reported became a member of the Board of Directors of the Company effective January 1, 2008, is assuming broad new responsibilities with the Company. Mr. Grier’s new responsibilities will include finance, risk management, investor relations, operations and systems, auditing, external affairs, global marketing and communications and certain global strategic initiatives. As previously announced, John R. Strangfeld, who became Chief Executive Officer and a member of the Board of Directors of the Company effective January 1, 2008, and Mr. Grier will together comprise the Office of the Chairman and will work closely to shape and drive the Company’s strategic agenda.

On January 18, 2008, the Company elected Bernard B. Winograd as Executive Vice President with primary responsibility for the Company’s U.S. businesses. Mr. Winograd will report to Mr. Strangfeld.

Mr. Winograd, age 57, was elected a Senior Vice President of the Company in March 2002. Since that time, he has served as President and Chief Executive Officer of Prudential Investment Management. Previously, he was Chief Executive Officer, Prudential Real Estate Investors. Mr. Winograd has been with Prudential since December 1996. Before joining Prudential, he was Executive Vice President and Chief Financial Officer of Taubman Centers, Inc., and prior to that was Treasurer of the Bendix Corporation.

On January 18, 2008, the Company also elected Edward P. Baird as Executive Vice President with primary responsibility for the Company’s international businesses. Mr. Baird will also report to Mr. Strangfeld.

Mr. Baird, age 59, was elected a Senior Vice President of the Company in September 2002. He has served as President of Prudential’s Group Insurance business since 2002. He has been with Prudential since 1979 serving in various management positions, including Chief Representative of Prudential Investment Management, Inc. in Japan; Corporate Vice President of Health Care Group; Corporate Vice President for Agencies, Individual Insurance; President of Pruco Life Insurance Co.; Chairman of Pruco Securities Inc.; and Department Vice President of Individual Insurance.

Additionally, the Company has announced that Richard J. Carbone, most recently Senior Vice President and Chief Financial Officer, has been elected Executive Vice President and Chief Financial Officer.

Messrs. Grier, Carbone, Winograd and Baird participate or will participate in the executive officer compensation plans and arrangements described in the Company’s 2007 proxy statement. See below for a description of certain compensation actions taken in connection with these appointments.

A copy of the Company’s news release, dated January 23, 2008, announcing the appointments disclosed above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(e) On January 18, 2008, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the following actions:

(1)	Salary Actions. The Committee approved the following annual salary increases:

John R. Strangfeld, Chief Executive Officer (from $600,000 to $1,000,000);

Mark B. Grier, Vice Chairman (from $600,000 to $850,000);

Richard J. Carbone, Executive Vice President and Chief Financial Officer (from $470,000 to $500,000);

Bernard B. Winograd, Executive Vice President (from $500,000 to $600,000); and

Edward P. Baird, Executive Vice President (from $350,000 to $450,000).

(2)	Stock Option Grants. The Committee approved the grant to Messrs. Strangfeld, Grier, Winograd and Baird under the Company’s Omnibus Incentive Plan of options to purchase 143,177, 120,806, 53,692 and 44,743 shares of the Company’s Common Stock, respectively, at $80.00 per share, representing the closing price of the Common Stock on the New York Stock Exchange on January 18, 2008. One-half of these options will become exerciseable after two years from the date of grant and one-quarter will become exerciseable after each of the third and fourth years from the date of grant. The form of Grant Acceptance Agreement relating to these grants is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Committee approved the grant to Mr. Carbone under the Company’s Omnibus Incentive Plan of options to purchase 45,393 shares of the Company’s Common Stock at $80.00 per share, representing the closing price of the Common Stock on the New York Stock Exchange on January 18, 2008. Two-thirds of these options will become exerciseable after two years from the date of grant and, except as provided in the Grant Acceptance Agreement relating to this grant, the remaining one-third will become exerciseable after three years from the date of grant. The form of Grant Acceptance Agreement relating to this grant is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The number of stock options awarded to each individual named above was determined by dividing 40 percent of the total compensation value of the stock options and restricted stock units being awarded by the fair value of the Company’s stock options based on the average closing price of the Company’s Common Stock on the New York Stock Exchange for the final 20-day trading period in December 2007, or $94.29. The fair value of the Company’s stock options was developed under a binomial option pricing model, which is a complex mathematical formula.

(3)	Restricted Stock Unit Awards. The Committee approved the award to Messrs. Strangfeld, Grier, Winograd and Baird under the Company’s Omnibus Incentive Plan of 50,907, 42,953, 19,091 and 15,909 restricted stock units, respectively. The restrictions on one-half of these units will lapse after two years from the date of award and the restrictions on one-quarter of these units will lapse after each of the third and fourth years from the date of award. The form of Grant Acceptance Agreement relating to these awards is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The Committee approved the award to Mr. Carbone under the Company’s Omnibus Incentive Plan of 15,909 restricted stock units. The restrictions on two-thirds of these units will lapse after two years from the date of award and, except as provided in the Grant Acceptance Agreement relating to this award, the restrictions on the remaining one-third of these units will lapse after three years from the date of award. The form of Grant Acceptance Agreement relating to this award is attached hereto as Exhibit 10.4 and incorporated herein by reference.

The number of restricted stock units awarded to each individual named above was determined by dividing 60 percent of the total compensation value of the stock options and restricted stock units being awarded by the average closing price of the Company’s Common Stock on the New York Stock Exchange for the final 20-day trading period in December 2007, or $94.29.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Grant Acceptance Agreement relating to January 18, 2008 stock option grants to John R. Strangfeld, Mark B. Grier, Bernard B. Winograd and Edward P. Baird under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.2	Form of Grant Acceptance Agreement relating to January 18, 2008 stock option grant to Richard J. Carbone under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.3	Form of Grant Acceptance Agreement relating to January 18, 2008 restricted stock unit awards to John R. Strangfeld, Mark B. Grier, Bernard B. Winograd and Edward P. Baird under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.4	Form of Grant Acceptance Agreement relating to January 18, 2008 restricted stock unit award to Richard J. Carbone under the Prudential Financial, Inc. Omnibus Incentive Plan.

99.1	News release, dated January 23, 2008, of Prudential Financial, Inc. announcing appointments of Bernard B. Winograd, Edward P. Baird, Richard J. Carbone and Mark B. Grier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris

Name: Brian J. Morris Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Grant Acceptance Agreement relating to January 18, 2008 stock option grants to John R. Strangfeld, Mark B. Grier, Bernard B. Winograd and Edward P. Baird under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.2	Form of Grant Acceptance Agreement relating to January 18, 2008 stock option grant to Richard J. Carbone under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.3	Form of Grant Acceptance Agreement relating to January 18, 2008 restricted stock unit awards to John R. Strangfeld, Mark B. Grier, Bernard B. Winograd and Edward P. Baird under the Prudential Financial, Inc. Omnibus Incentive Plan.

10.4	Form of Grant Acceptance Agreement relating to January 18, 2008 restricted stock unit award to Richard J. Carbone under the Prudential Financial, Inc. Omnibus Incentive Plan.

99.1	News release, dated January 23, 2008, of Prudential Financial, Inc. announcing appointments of Bernard B. Winograd, Edward P. Baird, Richard J. Carbone and Mark B. Grier.